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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                 033-36198                 22-3038309
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)

                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                              (Address of Principal
                               Executive Offices)

                                 (770) 517-4750
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      (b) On November 21, 2005, Sherwin Krug. tendered his resignation as the Chief Financial Officer of Tectonic Network, Inc. (the "Company") and its subsidiaries. Mr. Krug resignation becomes effective on November 25, 2005.

            On November 18, 2005, Laura C. Rogers. tendered her resignation as a Director of Tectonic Network, Inc. and its subsidiaries Ms. Rogers resignation became effective on November 18, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RETURN ON INVESTMENT CORPORATION


Date: November 22, 2005                 By:/s/ Arol R. Wolford
                                           -------------------------------------
                                           Arol R. Wolford
                                           President and Chief Executive Officer